                                                                   Exhibit 10.56

              [Letterhead of Corporate Property Investors, Inc. and
                       Corporate Realty Consultants, Inc.]

                                                                   June 16, 1997

Buford Acquisition Company, L.L.C.
One Atlanta Plaza
Suite 900
950 E. Paces Ferry Road
Atlanta, GA 30326

Attention:  Ben Carter

            Re:   Limited Liability Company dated as of
                  April 4, 1997 (the "Agreement") relating to
                  Mill Creek Land, L.L.C. (the "Company")
                  between the undersigned and you

Dear Sirs:

            You and we hereby agree that the Agreement is amended by replacing the date "June 16, 1997" appearing in Sections 3.02(b) thereof with the date "June 20, 1997". In all other respects the Agreement remains in full force and effect.


                              Very truly yours,

                              CORPORATE REALTY CONSULTANTS, INC.


                              By: /s/ J. Michael Maloney
                                  ---------------------------
                                   J. Michael Maloney
                                   Senior Vice President

AGREED:

BUFORD ACQUISITION COMPANY, L.L.C.


By: /s/ Buford Acquisition Company, L.L.C.
    --------------------------------------
    Name:
    Title:

Copies to:

Alfred G. Adams, Jr.
       Sutherland, Asbill & Brennan, L.L.P.
       999 Peachtree Street, N.E.
       Atlanta, GA 30309-3996

Ralph Williams
       Alston & Bird
       One Atlantic Center
       1201 W. Peachtree Street
       Atlanta, GA 30309-3424

             [Letterhead of Corporate Property Investors, Inc. and
                      Corporate Realty Consultants, Inc.]

                                                                     May 5, 1997

Buford Acquisition Company, L.L.C.
One Atlanta Plaza
Suite 900
950 E. Paces Ferry Road
Atlanta, GA 30326

Attention:  Ben Carter

            Re:  Limited Liability Company dated as of
                 April 4, 1997 (the "Agreement") relating to
                 Mill Creek Land, L.L.C. (the "Company")
                 between the undersigned and you

Dear Sirs:

            You and we hereby agree that the Agreement is amended by replacing the date "June 10, 1997" appearing in Sections 3.02(b) thereof with the date "June 16, 1997". In all other respects the Agreement remains in full force and effect.


                              Very truly yours,

                              CORPORATE REALTY CONSULTANTS, INC.


                              By: /s/ Thomas E. Zacharias
                                  -----------------------------
                                  Thomas E. Zacharias
                                  Vice President

AGREED:

BUFORD ACQUISITION COMPANY, L.L.C.


By: /s/ Buford Acquisition Company, L.L.C.
    --------------------------------------
    Name:
    Title:

Copies to:

Alfred G. Adams, Jr,
       Sutherland, Asbill & Brennan, L.L.P.
       999 Peachtree Street, N.E.
       Atlanta, GA 30309-3996

Ralph Williams
       Alston & Bird
       One Atlantic Center
       1201 W. Peachtree Street
       Atlanta, GA 30309-3424

                  ---------------------------------------------
                  ---------------------------------------------


                       LIMITED LIABILITY COMPANY AGREEMENT

                                       of

                             MILL CREEK LAND, L.L.C.

                            Dated as of April 4, 1997

                                     between

                       BUFORD ACQUISITION COMPANY, L.L.C.

                                       and

                       CORPORATE REALTY CONSULTANTS, INC.


                  ---------------------------------------------
                  ---------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                                    ARTICLE I

                                   Definitions

SECTION 1.01.  Definitions.................................................   1
SECTION 1.02.  Definitions Generally.......................................   8

                                   ARTICLE II

                               General Provisions

SECTION 2.01.  Formation...................................................   9
SECTION 2.02.  Name........................................................   9
SECTION 2.03.  Term........................................................   9
SECTION 2.04.  Purpose.....................................................   9
SECTION 2.05.  Registered Office/Agent.....................................   9
SECTION 2.06.  Principal Office............................................  10
SECTION 2.07.  Members.....................................................  10

                                   ARTICLE III

                              Capital Contributions

SECTION 3.01.  Land Contribution...........................................  10
SECTION 3.02.  Basic Contributions.........................................  10
SECTION 3.03.  Contributions Related to Construction
                              and Leasing Cost Overruns and
                              Certain Operating Deficits...................  12
SECTION 3.04.  Contributions After the
                              Stabilization Date...........................  14
SECTION 3.05.  Procedure for Capital Calls.................................  14
SECTION 3.06.  Other Contributions.........................................  14
SECTION 3.07.  Withdrawals, Interest and
                              Capital Accounts.............................  14
SECTION 3.08.  Contribution Guarantees.....................................  15

                                   ARTICLE IV

                                  Distributions

SECTION 4.01.  Distributions...............................................  15
SECTION 4.02.  Distributions in Kind.......................................  16
SECTION 4.03.  Tax Withholding.............................................  16


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
                                    ARTICLE V

                        Allocations and Other Tax Matters

SECTION 5.01.  Capital Accounts............................................  17
SECTION 5.02.  Allocation of Net Profits and Losses........................  17
SECTION 5.03.  Definition of Net Profits and
                              Net Losses...................................  19
SECTION 5.04.  Federal Income Tax Allocations..............................  19
SECTION 5.05.  Elections...................................................  19
SECTION 5.06.  Fiscal Year.................................................  20
SECTION 5.07.  Tax Matters Partner.........................................  20

                                   ARTICLE VI

                                   Management

SECTION 6.01.  Managing Member.............................................  20
SECTION 6.02.  Major Decisions.............................................  21
SECTION 6.03.  Expenses....................................................  21
SECTION 6.04.  Brokerage Agreement.........................................  22
SECTION 6.05.  Guarantees of Indebtedness by
                              the Members..................................  22
SECTION 6.06.  BA Designee.................................................  22

                                   ARTICLE VII

                                Books and Records

SECTION 7.01.  Books and Records...........................................  22
SECTION 7.02.  Reports to Members..........................................  23

                                  ARTICLE VIII

                         Admission of Members; Transfers

SECTION 8.01.  Admission of Additional or
                              Substitute Members...........................  24
SECTION 8.02.  Restrictions on Transfer....................................  24
SECTION 8.03.  Withdrawal of Member........................................  25

                                   ARTICLE IX

                         Exculpation and Indemnification

SECTION 9.01.  Exculpation and Indemnification.............................  25
SECTION 9.02.  Liability of the Members....................................  27


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
                                    ARTICLE X

                           Dissolution and Liquidation

SECTION 10.01.  Dissolution................................................  27
SECTION 10.02.  Liquidation................................................  28
SECTION 10.03.  Time Limitation............................................  28

                                   ARTICLE XI

                                  Miscellaneous

SECTION 11.01.  Amendments.................................................  28
SECTION 11.02.  Notices....................................................  28
SECTION 11.03.  Power of Attorney..........................................  28
SECTION 11.04.  Other Activities of the Members
                              and their Affiliates.........................  30
SECTION 11.05.  Counterparts...............................................  30
SECTION 11.06.  Severability...............................................  30
SECTION 11.07.  Waiver of Partition........................................  30
SECTION 11.08.  Benefits of Agreement; No
                              Third-Party Rights...........................  30
SECTION 11.09.  Governing Law..............................................  30
SECTION 11.10.  Press Releases.............................................  30
SECTION 11.11.  Limitation on Duration of
                              Contingent Interests.........................  31
SECTION 11.12.  WAIVERS OF JURY TRIAL......................................  31

EXHIBIT A  Addresses for Notices and
           Initial Capital Contributions
EXHIBIT B  Major Decisions
EXHIBIT C  Form of Assignment and Assumption Agreement
EXHIBIT D  Form of Guarantee
EXHIBIT E  Form of Landco Brokerage Agreement
EXHIBIT F  Pro Forma Budget


                                       iii